                                                                    EXHIBIT 10.1

PACCAR                                                        SECURITY AGREEMENT
FINANCIAL                                            RETAIL INSTALLMENT CONTRACT

                SELLER
NAME      Kenworth of Dothan, Inc.
PLACE OF  461 Ross Clark Cir.
BUSINESS  Dothan, AL 36303-
MAILING   461 Ross Clark Cir.
ADDRESS   Dothan, AL 36303-

                BUYER
NAME      Boyd Bros. Transportation Inc.
STREET    825 West Leffels Lane
ADDRESS   Springfield, OH 45506-
MAILING   825 West Leffels Lane
ADDRESS   Springfield, OH 45506-

Seller hereby sells, and Buyer (meaning all undersigned buyers, jointly and severally) hereby purchases, subject to the terms set forth below and on any attachments hereto, the following described vehicle (the "Vehicle"), delivery and acceptance of which in good order Buyer hereby acknowledges.

Buyer hereby grants a security interest in the Vehicle and any additional collateral (collectively the "Collateral"), and any Additions and Accessions thereto (as defined below), to Seller and its assigns to secure prompt payment of the indebtedness herein and performance of Buyer's other obligations, including any additional indebtedness incurred as provided by this Contract and any extensions and renewals of the obligations and future advances and is subject to paragraph 16 "Cross Collateral" and the other provisions below. The security interest extends to the proceeds of the Collateral and the proceeds of any insurance policy.

Buyer also acknowledges that Seller has offered to sell the Vehicle for the cash price indicated, but that the Buyer has chosen to purchase on the terms and conditions of this Contract.

        DESCRIPTION OF VEHICLE - COLLATERAL (FOR SECURITY PURPOSES ONLY)

YEAR  MAKE   MODEL   VEHICLE IDENTIFICATION NUMBER   NEW/USED   PRICE OF VEHICLE
----  ----   -----   -----------------------------   --------   ----------------

        DETAIL SHOWN ON SECURITY AGREEMENT SCHEDULE E: EQUIPMENT LISTING

                                                            TOTAL:   $833,250.00

                       DESCRIPTION OF TRADE - IN EQUIPMENT

YEAR  MAKE  MODEL   VEHICLE IDENTIFICATION NUMBER   ALLOWANCE   PAYOFF PAYOFF DUE TO
----  ----  -----   -----------------------------   ---------   --------------------

        DETAIL SHOWN ON SECURITY AGREEMENT SCHEDULE E: EQUIPMENT LISTING

                                 TOTAL:   $0.00         $0.00

                         ITEMIZATION OF AMOUNT FINANCED

TOTAL CASH PRICE:                                          Cash Price   $ 833,250.00
                                                            Sales Tax   $       0.00
                                                            Title Fee   $       0.00
1.                                                   TOTAL CASH PRICE                    $ 833,250.00
DOWN PAYMENT:                                            Net Trade-in   $       0.00
                                                                 Cash   $       0.00
2.                                                 TOTAL DOWN PAYMENT                    $       0.00
3. UNPAID CASH PRICE (1 - 2)                                                             $ 833,250.00
4. TOTAL AMOUNT OF INSURANCE PREMIUMS (4A+4B)                                            $       0.00
FEES: (Itemize)                                   5A. Official Fee(s)   $       0.00
                                         5B. Document Preparation Fee   $       0.00

5.                                                 TOTAL FEES (5A+5B)                    $       0.00
6. PRINCIPAL BALANCE (Basic Time Price) (3+4+5)                                          $ 833,250.00
7. FINANCE CHARGE - [Time Price Differential-(Section 17)]                               $  76,765.20

8. CONTRACT BALANCE (Time Balance) (6+7)                                                 $ 910,015.20
9. TOTAL TIME SALE PRICE (1+4+5+7)                                                       $ 910,015.20

--------------------------------------------------------------------------------
Page 1 of 4 of Security Agreement dated on or about July 10,2003 between Boyd Bros. Transportation Inc. (Buyer) and Kenworth of Dothan, Inc. (Seller) which includes, without limitation, an item of Collateral with the following Vehicle Identification Number: 1XKDDB9X54J050673.
--------------------------------------------------------------------------------

                                                                BUYER'S INITIALS

PACCAR                                                        SECURITY AGREEMENT
FINANCIAL                                            RETAIL INSTALLMENT CONTRACT

                                PAYMENT SCHEDULE

THE CONTRACT BALANCE (ITEM 8) IS PAYABLE TO THE SELLER OR HIS ASSIGNEE BASED ON THE FOLLOWING SCHEDULE:

First Installment           No. of Installments          Amount Each
-----------------           -------------------          -----------
1. August 23, 2003                  60                   $ 15,166.92

First Installment           No. of Installments          Amount Each
-----------------           -------------------          -----------

                                    INSURANCE

4A. PHYSICAL DAMAGE INSURANCE is required. Buyer may provide such insurance through any insurance company authorized to do business in this state, although Seller, as to dual interest insurance, may reject any insurer for reasonable cause.

PHYSICAL DAMAGE INSURANCE IS NOT FINANCED IN THIS CONTRACT.

4B. CREDIT LIFE, CREDIT ACCIDENT AND HEALTH are not required by Seller, are not a factor in approval of credit, and are not included.

DESIRE:                                    INSURANCE COMPANY        TERM    PREMIUM
------                                     -----------------        ----    -------
N/A CREDIT LIFE INSURANCE                         N/A               N/A      $0.00
N/A CREDIT ACCIDENT & HEALTH INSURANCE            N/A               N/A      $0.00

Buyer acknowledges disclosure of insurance charges above and requests and authorizes Seller to obtain insurance coverage checked and include the cost in item 4.

                             AGGREGATE AMOUNT OF INSURANCE PREMIUM(4A+4B) $0.00

                         BUYER REPRESENTS AND WARRANTS

The Collateral is to be used for business and commercial purposes, and not for agricultural purposes or for personal, family or household use.
The Collateral will be titled in the state of OH.

Buyer's chief place of business is located at   STREET     825 West Leffels Lane
                                                CITY       Springfield
                                                COUNTY     Clark
                                                STATE      OH
                                                ZIP CODE   45506-

Buyer will immediately notify Seller in writing of any change in the above address or location.
This contract is entered into in the State of Alabama and is governed by its laws.

                                DELINQUENCY CHARGE

For each installment not paid when due, Buyer agrees to pay Seller a delinquency charge calculated thereon at the rate of 1 1/2% per month for the period of delinquency or, at Seller's option, 5% of such installment, provided that such a delinquency charge is not prohibited by law, otherwise at the highest rate Buyer can legally obligate itself to pay and/or Seller can legally collect.

--------------------------------------------------------------------------------
Page 2 of 4 of Security Agreement dated on or about July 10, 2003 between Boyd Bros. Transportation Inc. (Buyer) and Kenworth of Dothan, Inc. (Seller) which includes, without limitation, an item of Collateral with the following Vehicle Identification Number: 1XKDDB9X54J050673.
--------------------------------------------------------------------------------

                                                                BUYER'S INITIALS

PACCAR                                                        SECURITY AGREEMENT
FINANCIAL                                            RETAIL INSTALLMENT CONTRACT

1. CERTIFICATE OF TITLE - LIENS.

Buyer agrees that any Certificate of Title on the Collateral will show Seller's security interest (lien) and will be delivered promptly to Seller. Seller has the right to hold the Certificate of Title until Buyer pays all indebtedness and performs all other obligations under this Contract. Buyer promises not to give any other party a lien or security interest in the Collateral without Seller's written Consent. Buyer promises not to part with possession of, sell or lease the Collateral without Seller's written approval. Buyer hereby (a) agrees that from time to time, at the expense of the Buyer, Buyer will promptly execute and deliver all further instruments and documents, and take all further action that may be necessary or desirable, or that Seller may request, in order to perfect or protect any security interest granted or purported to be granted hereby or to enable Seller to exercise and enforce its rights and remedies hereunder with respect to any Collateral, and (b) grants to Seller the power to sign Buyer's name and on behalf of Buyer to execute and file applications for title, transfers of title, financing statements, notices of lien and other documents pertaining to any or all of the Collateral.

2. ASSIGNMENT.

Seller has the right to assign this Contract to PACCAR Financial Corp. If Seller does assign it, PACCAR Financial Corp. will take all of the Seller's right, title and interest under this Contract (including Seller's interest in the Collateral). Thereafter, the term "Seller" in this contract shall mean PACCAR Financial Corp. This means, among other things, that Buyer will be required to make the payments under this Contract directly to PACCAR Financial Corp. Buyer agrees that if Seller assigns this Contract, and PACCAR Financial Corp. sues Buyer to collect any amount Buyer owes to PACCAR Financial Corp. or to enforce any of Buyer's other obligations to PACCAR Financial Corp., Buyer will not assert any claim or defense Buyer has against Seller as a claim, defense, or setoff against PACCAR Financial Corp.

3. INSURANCE.

Buyer agrees to keep the collateral continuously insured against fire, theft, collision, and any other hazard Seller specifies by an insurance company Seller has approved. The amount of insurance shall be the full insurable value of the Collateral or the full amount of all obligations this Contract secures, whichever is greater. The insurance policy shall provide, in a form acceptable to Seller, for payment of any loss to Seller. Buyer shall deliver promptly to Seller certificates or, if requested, policies of insurance satisfactory to Seller, each with a loss-payable endorsement naming Seller or its assigns as loss-payee as their interests may appear. The insurance policy shall provide that it can be canceled only after written notice of intention to cancel has been delivered to Seller at least ten (10) days before the cancellation date. If the Collateral is lost or damaged, Seller shall have full power to collect any or all insurance proceeds and to apply them as Seller chooses either to satisfy any obligation secured by this Contract (whether or not due or otherwise matured), or to repair the Collateral. If Buyer obtains insurance from a company Seller has not approved, or fails to obtain any insurance, Seller may (but does not have to) obtain any insurance Seller desires to protect its interests. If Seller does so, Buyer shall reimburse Seller upon demand for its expenses. Seller shall have no liability at all for any losses which occur because no insurance has been obtained or the coverage of the insurance which has been obtained is incomplete.

4. TAXES.

Buyer agrees to pay before delinquency all sales and other taxes, license fees and other governmental charges imposed on the Collateral or its sale or use.

5. USE OF COLLATERAL.

Buyer agrees to keep the Collateral in good repair; lo prevent any waste, loss, damage, or destruction of or to the Collateral; to prevent any unlawful use of the Collateral; and not to make or allow to be made any significant change in the Collateral or in its chassis, body or special equipment, without Seller's written consent. Buyer assumes all risk of damage, loss or destruction of or to the Collateral, whether or not insured against. Seller may examine the collateral wherever located at any time, and Buyer will inform Seller of the Collateral's location upon Seller's request.

6. EXPENSES PAID BY SELLER.

Buyer agrees to reimburse Seller upon demand for any expenses paid by Seller such as taxes, insurance premiums, repair bills, title fees, or any expenses incurred under Section 11. Buyer's obligation to pay the expenses shall be secured by this Contract.

7. TRADE-INS.

If Buyer has traded in any property, Buyer represents and warrants that the description of it on the front of this Contract is accurate, that the title conveyed is good and its transfer rightful, and that the property is delivered free from any security interest or other lien or encumbrance.

8. NO WARRANTY.

If the Vehicle is new, there is no warranty other than that of the manufacturer. If the Vehicle is used, it is sold "AS IS" and "WITH ALL FAULTS".

SELLER MAKES NO WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. UNLESS SET OUT IN WRITING AND SIGNED BY THE SELLER. THERE ARE NO OTHER WARRANTIES EXPRESS OR IMPLIED.

9. ADDITIONS TO COLLATERAL.

Anything added to the Collateral, including but not limited to engines, transmissions, tires, wheels, fifth wheels, radios and electrical equipment, tanks and any other body or structure that becomes part of the Collateral, shall constitute "Additions & Accessions" and shall be subject to Seller's security interest. All Additions & Accessions must stay with the Collateral if it is repossessed or returned to Seller

10. DEFAULT.

Time is of the essence In this Contract. The due dates for payments and the performance of the other obligations under this contract are among its most crucial provisions. Buyer shall be in default under this Contract upon the occurrence of any of the following;

(a) Buyer fails to pay on or before the due date the full amount of any scheduled payment, taxes insurance premium, or other obligation secured by this Contract or under any other instrument or agreement;

(b) Buyer fails to perform any of Buyer's obligations under this Contract;

(c) Any representation Buyer has made in this Contract or in any credit application or financial statement Buyer has given in connection with the credit secured by the Contract turns out to be false;

(d) Any check, note or other instrument given for a payment is dishonored when presented for payment;

(e) The Collateral is seized or levied upon under any legal or governmental process or proceeding against Buyer or the Collateral;

(f) Buyer becomes insolvent or subject to insolvency proceedings as defined in the Uniform Commercial Code or becomes subject to bankruptcy;

(g) Buyer defaults in the payment or performance of any other agreement in connection with any other obligation owed to PACCAR Financial Corp. or for borrowed money; or

(h) Seller reasonably deems the Collateral in danger of misuse, confiscation, damage, or destruction.

11. REMEDIES.

If Buyer defaults under this Contract, Seller may, at its option, with or without notice to Buyer:

(a) Declare this Contract to be in default;

(b) Declare the entire amount of the unpaid Time Balance, after deducting unearned Time Price Differential in accordance with the applicable state law, and other charges and indebtedness secured by this Contract immediately due and payable, without protest, presentment demand or notice (including but not limited to notice of intent to accelerate and notice of acceleration), all of which Buyer waives; and

(c) Exercise all of the rights and remedies of a secured party under the Uniform Commercial Code and any other applicable laws.

In addition to the foregoing and any other rights Seller has under the law in effect at the time of default, the following provisions shall apply:

(a) On Seller's demand. Buyer shall deliver possession of the Collateral to Seller at a place Seller designates reasonably convenient to both parties.

(b) Seller may enter any premises, where the Collateral may be found and take possession of it without notice, demand, or legal proceedings, provided such entry is in compliance with law.

(c) Seller shall give Buyer at least ten (10) days written notice of any sale of the Collateral, which Buyer agrees to be reasonable notice. Notice shall be given at the address specified in this Contract or other such address as Buyer may specify in writing to Seller. Notice shall be effective when deposited in the mails, postage prepaid, addressed as provided above.

(d) Expense of retaking, holding, preparing for sale, selling and the like shall include, to the fullest extent permitted by law, (i) the fees of any attorneys retained by Seller, and (ii) all other legal expenses incurred by Seller.

(e) Buyer agrees that it is liable for and will promptly pay any deficiency resulting from any disposition of the Collateral after default.

12. NO WRONGFUL POSSESSION.

Buyer agrees that if Seller repossesses the Collateral or otherwise obtains possession of it. Seller will not be in wrongful possession of any property contained in the Collateral or attached to it in which Seller does not have a security interest. Seller agrees to make any such property available for Buyer to take back at a place reasonably convenient to both parties.

13. VARIATIONS OF CONTRACT.

No provision of this Contract may be changed or amended unless by a written contract signed by Seller. Seller's acceptance of late payments does not mean that Seller is obligated to accept any late payments in the future. No waiver of any default shall operate as a waiver of any other default.

14. ENTIRE AGREEMENT: SEVERABILITY.

This Contract and the attached Exhibits and Addenda is the complete and exclusive statement of rights and duties between Seller and Buyer. If any provision is held unenforceable, it shall be deemed omitted without affecting the enforceability of the remaining provisions.

--------------------------------------------------------------------------------
Page 3 of 4 of Security Agreement dated on or about July 10,2003 between Boyd Bros. Transportation Inc. (Buyer) and Kenworth of Dothan, Inc. (Seller) which includes, without limitation, an item of Collateral with the following Vehicle Identification Number: 1XKDDB9X54J050673.
--------------------------------------------------------------------------------

                                                                BUYER'S INITIALS

PACCAR                                                        SECURITY AGREEMENT
FINANCIAL                                            RETAIL INSTALLMENT CONTRACT

15. BAD CHECKS.

Whenever a check, draft or order given by or on behalf of Buyer for the purpose of payment of any obligation arising under this Contract has been dishonored for lack of funds or credit to pay the item, or because the account has been closed, or for any other reason, Seller or its assigns will assess and Buyer will promptly pay a $50 fee per dishonored item, or the maximum amount allowed by applicable state law, if lower.

16. CROSS COLLATERAL.

Buyer grants to Seller and any assignee of Seller a security interest in the Collateral to secure the payment and performance of all absolute and all contingent obligations and liabilities of Buyer to Seller or to such assignee of Seller, now existing or hereafter arising, whether under this Contract or any other agreement and whether due directly or by assignment; provided, however, upon any assignment of the Contract by Seller, the assignee shall be deemed, for the purpose of this paragraph, the only party with a security interest in the Collateral.

17. TIME PRICE DIFFERENTIAL.

The effective daily Time Price Differential ("TPD") shall be based on and shall vary with fluctuations in the LIBOR Rate. The applicable rate of interest ("Buyer's Rate") shall be equal to the LIBOR Rate applicable to that date plus 2.35% percent per annum, compounded daily on the unpaid balance. The TPD due each month shall be equal to the sum of the daily TPDs for the month. As used in this calculation, "LIBOR Rate" shall mean the London Interbank Offered Rates for one (1) month maturities as reported in the Money Rates section of the Wall Street Journal. The LIBOR Rate reported on the first business day of each calendar month shall be used to determine The Buyer's Rate during the month. Based on the initial Buyer's Rate and assuming that all payments are timely made, the aggregate TPD will be $76,765.20. Fluctuations in LIBOR, as well as early or late payments over the term of the Contract will cause the actual aggregate TPD, the Time Balance and Total Time Sale Price to be different than disclosed. Any delay in payment or increase in LIBOR could cause those amounts to be greater than disclosed, resulting in a larger final or "balloon" payment. Early payments or reductions in LIBOR could cause those amounts to be less than disclosed, resulting in a smaller final or "balloon" payment or reduced number of payments. If Buyer has requested a fixed payment schedule, the amount of the periodic payments will be based upon an interest rate fixed solely for that purpose. Differences between this rate and Buyer's Rate will be accounted for by an adjustment in the final or "balloon" payment and/or the number of payments. In no event shall Buyer be required to pay interest in excess of the maximum rate allowed by law of the state having jurisdiction over the transaction. The intention of the parties is to conform strictly to applicable state usury laws, which may reduce the Buyer's Rate to the maximum amount allowed under such usury laws now or hereafter in effect.

18. FINANCIAL INFORMATION.

Buyer agrees to furnish Seller promptly with any financial statements or other information which Seller may reasonably request from time to time. Any and all financial statements will be prepared on a basis of generally accepted accounting principles, and will be complete and correct and fairly present Buyer's financial condition as of the date thereof. Seller may at any reasonable time examine the books and records of Buyer and make copies thereof.

19. CHATTEL PAPER.

This specific Security Agreement is to be sold only to PACCAR Financial Corp. and is subject to the security interest of PACCAR Financial Corp. The only copy of this Security Agreement which constitutes Chattel Paper for all purposes of the Uniform Commercial Code is to copy marked "ORIGINAL FOR PACCAR FINANCIAL CORP." which is delivered to and held by PACCAR Financial Corp. Any change in the name of the assignee of this Security Agreement from PACCAR Financial Corp. shall render the copy of this Security Agreement so changed VOID and of no force and effect. No assignee or secured party other than PACCAR Financial Corp. will under any circumstances acquire any rights in, under or to this Security Agreement or any sums due hereunder, except that PACCAR Financial Corp. may, by a separate written assignment signed by PACCAR Financial Corp., assign its interest received hereunder.

20. PREPAYMENT FEE.

21. MISCELLANEOUS.

(a) This Contract shall be binding, jointly and severally, upon all parties described as the "Buyer" and their respective heirs, executors, representatives, successors and assigns and shall inure to the benefit of PFC, its successors and assigns.

(b) This Contract and any other evidence of the indebtedness given in connection herewith may be assigned by Seller to a third party without notice to Buyer and Buyer hereby waives any defense, counterclaim or cross-complaint by Buyer against any assignee, agreeing that Seller shall be solely responsible therefor.

(c) Buyer acknowledges receipt of a true copy of this contract, and waives acceptance hereof.

   NOTICE - SEE ALL PAGES FOR IMPORTANT TERMS WHICH ARE PART OF THIS CONTRACT.
  WARNING: LIABILITY INSURANCE FOR BODILY INJURY AND PROPERTY DAMAGE CAUSED TO
                    OTHERS NOT INCLUDED UNDER THIS CONTRACT.
                                 NOTICE TO BUYER

1. DO NOT SIGN THIS CONTRACT BEFORE YOU HAVE READ IT OR IF IT CONTAINS ANY BLANK SPACES.

2. YOU ARE ENTITLED TO AN EXACT COPY OF THE CONTRACT YOU SIGN.

3. UNDER THE LAW YOU HAVE THE RIGHT TO PAY OFF IN ADVANCE THE FULL AMOUNT DUE AND OBTAIN A PARTIAL REFUND OF THE FINANCE CHARGE (TIME PRICE DIFFERENTIAL).

4. KEEP THIS CONTRACT TO PROTECT YOUR LEGAL RIGHTS. BUYER ACKNOWLEDGES THAT A TRUE COPY OF THIS CONTRACT HAS BEEN RECEIVED, READ, AND WAS COMPLETELY FILLED IN BEFORE BEING SIGNED.

SELLER: KENWORTH OF DOTHAN, INC.              BUYER:  BOYD BROS. TRANSPORTATION
                                                      INC.

                                              TAX ID: 63-6006515

BY:   ______________________________________  BY:     _________________________
      Allyson L. Moore, Truck Billing Manage          Richard Bailey, CFO
DATE: July 10, 2003                           DATE:   July 10, 2003

                                              BY:     ________ TITLE:  ________

                                              DATE:   July 10, 2003

--------------------------------------------------------------------------------
Page 4 of 4 of Security Agreement dated on or about July 10, 2003 between Boyd Bros. Transportation Inc. (Buyer) and Kenworth of Dothan, Inc. (Seller) which includes, without limitation, an item of Collateral with the following Vehicle Identification Number: 1XKDDB9X54J050673.
--------------------------------------------------------------------------------

PACCAR                                                          BOARD RESOLUTION
FINANCIAL                                                AUTHORIZATION AGREEMENT

BOARD RESOLUTION
AUTHORIZATION TO INCUR INDEBTNESS & PLEDGE ASSETS

                  EXTRACT FROM MINUTES OF MEETING OF THE BOARD OF
                  DIRECTORS OF: Boyd Bros. Transportation Inc.
                  HELD ON: 07/10/03

RESOLVED, that the officers of this Corporation be and each hereby is authorized and directed:

(1) To incur indebtedness in behalf of this Corporation by leasing from or making other financing or credit arrangements with PACCAR Financial Corp. for such period of time and upon such terms and conditions and at such rates and charges as may to them in their discretion seem advisable; and

(2) To grant a security interest in, mortgage, pledge and otherwise encumber all or any part of the assets of this Corporation as collateral for such indebtedness; and

(3) To take all such action and to execute in the name and behalf of this Corporation, under its corporate seal or otherwise, and deliver all such instruments and documents and to pay all such expenses as in their judgment shall be advisable in order to fully carry out the intent and to accomplish the purposes of the foregoing; and

RESOLVED, that any and all actions heretofore taken by the officers of this Corporation in connection with any prior loans or financing or credit arrangements with PACCAR Financial Corp. or taken to accomplish the purpose and intent of the foregoing resolution be and hereby are in all respects approved, ratified and confirmed; and

RESOLVED, that the authority conferred upon the officers of this Corporation by the foregoing resolution shall continue in force and effect until 30 days after written notice of revocation is delivered to PACCAR Financial Corp. at its principal office at 777 - 106th Avenue NE, Bellevue, 98004 by registered mail.

         I, _____________________________________ Secretary of BOYD BROS.
TRANSPORTATION INC. certify that the foregoing is a true and correct copy of resolutions adopted at a meeting of the Board of Directors of said Corporation held on 07/10/03 which was called after due notice was given or waived, and at which meeting a quorum was present and that such resolutions remain in full force and effect.

         I also certify that: Richard Bailey, CFO is on this date an officer of said Corporation.

         WITNESS my hand and the seal of said Corporation this: 10TH day of JULY, 2003

                                   _____________________________________________
                                   Secretary

(Seal)

PACCAR                                                        SECURITY AGREEMENT
FINANCIAL                                          SCHEDULE E: EQUIPMENT LISTING

This Schedule E is affixed to and made part of the Security Agreement Retail Installment Contract dated July 10, 2003 by and between KENWORTH OF DOTHAN, INC. ("Seller") and BOYD BROS. TRANSPORTATION INC. ("Buyer") covering the equipment as described below:

                       DESCRIPTION OF PURCHASED EQUIPMENT

YEAR      MAKE      MODEL         VEHICLE IDENTIFICATION NUMBER     NEW/USED   PRICE OF VEHICLE
----      ----      -----         ------------------------------    --------   ----------------
2004    Kenworth    T8006617            1XKDDB9X54J050673             New        $  83,325.00
2004    Kenworth    T8006618            1XKDDB9X74J050674             New        $  83,325.00
2004    Kenworth    T8006619            1XKDDB9X94J050675             New        $  83,325.00
2004    Kenworth    T8006620            1XKDDB9X04J050676             New        $  83,325.00
2004    Kenworth    T8006621            1XKDDB9X24J050677             New        $  83,325.00
2004    Kenworth    T8006622            1XKDDB9X44J050678             New        $  83,325.00
2004    Kenworth    T8006623            1XKDDB9X64J050679             New        $  83,325.00
2004    Kenworth    T8006624            1XKDDB9X24J050680             New        $  83,325.00
2004    Kenworth    T8006625            1XKDDB9X44J050681             New        $  83,325.00
2004    Kenworth    T8006626            1XKDDB9X64J050682             New        $  83,325.00
                                                                                 ------------
                                                                    Total:       $ 833,250.00
                                                                                 ------------

                       DESCRIPTION OF TRADE - IN EQUIPMENT

YEAR    MAKE   MODEL   VEHICLE IDENTIFICATION NUMBER   ALLOWANCE   PAYOFF PAYOFF DUE TO
----    ----   -----   -----------------------------   ---------   --------------------
                                              Total:     $ 0.00           $ 0.00

SELLER: KENWORTH OF DOTHAN, INC.               BUYER:  BOYD BROS. TRANSPORTATION
                                                       INC.

                                               TAX ID: 63-6006515

BY:   ______________________________________   BY:     _________________________
      Allyson L. Moore, Truck Billing Manage           Richard Bailey, CFO

DATE: July 10, 2003                            DATE:   July 10, 2003

                                               BY:     _______ TITLE:  _________

                                               DATE:   July 10, 2003

                                                              INSURANCE APPENDIX
PACCAR FINANCIAL                                     COMPREHENSIVE AND COLLISION

This appendix is attached to and incorporated into the Security Agreement Retail Installment Contract ("Security Agreement") dated 07/10/03 between BOYD BROS. TRANSPORTATION INC. ("Buyer") and KENWORTH OF DOTHAN, INC. ("Seller"), relating to the purchase and sale of certain Equipment described in the Description of Vehicle - Collateral section of the Security Agreement. Capitalized terms used herein and not otherwise defined have the meanings set forth in the Security Agreement.

Section 3 of the Security Agreement requires Buyer to "keep the Collateral continuously insured against fire, theft, collision, and any other hazard Seller specifies" on the terms stated therein.

Provided that no default has occurred under the Security Agreement, Seller hereby waives the requirements of Section 3 of the Security Agreement.

In consideration of Seller's waiver of the requirements of Section 3 of the Security Agreement, Buyer agrees that:

1. In the event that an item of Collateral is lost, stolen, destroyed or damaged, Buyer shall, within thirty (30) days thereof and at Seller's election,

(A) replace the item of Collateral with another item suitable to Seller; or

(B) pay the total amount of the obligation secured by the item of Collateral; or

(C) repair the specific item of Collateral.

2. Seller may cancel this Appendix at any time and for any or no reason upon written notice of cancellation to Buyer. Buyer shall thereafter comply with the insurance provisions of Section 3 of the Security Agreement, and shall deliver the certificate of insurance required by Section 3 of the Security Agreement to Seller within ten (10) days or receipt of the notice of cancellation of this Appendix.

3. Nothing herein shall be construed to create any duty on the part of Seller to provide insurance of any kind and Buyer shall be solely liable for any loss, cost or damage incurred or allegedly incurred arising out of this Appendix.

Buyer's failure to comply with any of the provisions of this Appendix shall constitute a default under the Security Agreement.

BUYER ________________________________                             DATE 07/10/03

SELLER _______________________________                             DATE 07/10/03

                                 BUYER'S ORDER

--------------------------------------------------------------------------------
BUYER/LESSOR
  Boyd Bros. Transportation Inc.

ADDRESS
  825 West Leffels Lane

CITY                              STATE           ZIP      COUNTY
  Springfield                      OH              45506     Clark

CONTACT                                  PHONE             FAX
  David Baker                           (334) 775-1216     (334) 775-1431
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PHYSICAL ADDRESS IF DIFFERENT/LESSEE

ADDRESS

CITY                              STATE           ZIP      COUNTY

CONTACT                                  PHONE             FAX

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ORDERED EQUIPMENT INSURANCE CO

INSURANCE AGENCY

AGENT/CONTACT                     PHONE                    FAX

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ORDERED EQUIPMENT LIENHOLDER
  PACCAR Financial Corporation

ADDRESS
  3805 Crestwood Parkway, #300

CITY                                             STATE           ZIP
  Duluth                                          GA               30096

CONTACT                           PHONE                    FAX
  Alex Neighbors                   (800)777-8525            (800)879-4861
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
P.O.#              SALES TAXES EXEMPTION REASON/ #
                     Out of State
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TO BE DELIVERED IN  STATE  COUNTY  CITY           TO BE TITLED      SALESMAN
                      OH    Clark    Springfield  IN STATE OF   OH  Tom Ogletree
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
ORDERED EQUIPMENT   N/U    STOCK #   YR       MAKE    MODEL    COLOR                   VIN                SALES PRICE
----------------------------------------------------------------------------------------------------------------------
                           SEE ATTACHED SCHEDULE A                                                        $ 746,169.60
----------------------------------------------------------------------------------------------------------------------
                                                                           F.E.T.:                           87,080.40
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
DDITIONS, ACCESSORIES OR WORK TO BE PERFORMED
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                           TOTAL ADDITIONAL
                                                                           COSTS
----------------------------------------------------------------------------------------------------------------------
                                                                           TOTAL PRICE OF
                                                                           ORDERED EQUIP.                   833,250.00
----------------------------------------------------------------------------------------------------------------------
                                                                           TOTAL TRADE-IN
                                                                           ALLOWANCE
                                                                           -------------------------------------------
                                                                           TRADE DIFFERENCE                 833,250.00
                                                                           -------------------------------------------
                                                                           SALES TAX --------- %
                                                                           -------------------------------------------
                                                                           TOTAL LIEN PAYOFF(S)
                                                                           -------------------------------------------
                                                                           TITLING (PROCESSING)
                                                                           FEES
                                                                           -------------------------------------------
                                                                           BALANCE                          833,250.00
                                                                           -------------------------------------------
                                                                           NON REFUNDABLE
                                                                           DEPOSIT WITH ORDER
                                                                           -------------------------------------------
                                                                           DOWN PAYMENT
                                                                           -------------------------------------------
                                                                           REFUND TO CUSTOMER
                                                                           AFTER DELIVERY
                                                                           -------------------------------------------
                                                                           BALANCE DUE                      833,250.00
                                                                           AT DELIVERY
                                                                           -------------------------------------------
                                                                           LENDER
                                                                           DOCUMENTATION FEES
                                                                           -------------------------------------------
                                                                           INSURANCE PREMIUMS
                                                                           [ ]PHYSICAL [ ] CREDIT [ ]
                                                                              DAMAGE       LIFE      ____
                                                                           -------------------------------------------

[ISUZU TRUCK LOGO]                                                   [HINO LOGO]

                             KENWORTH OF DOTHAN, INC.
                  461 ROSS CLARK CIRCLE. DOTHAN, ALABAMA 36303
                (334)712-4900. (888)712-4900. Fax (334) 712-4999
                                 [KENWORTH LOGO]
                            DISCLAIMER OF WARRANTIES

         All warranties on this equipment are those of the manufacturers. The Dealer, KENWORTH OF DOTHAN, INC., HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES, EITHER EXPRESSED OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE; and KENWORTH OF DOTHAN, INC. neither assumes nor authorizes any other person to assume for it any liability in connection with the sale of the equipment.

ALL USED EQUIPMENT IS SOLD AS-IS WHERE-IS WITH TO WARRANTY WHAT SOEVER FROM KENWORTH OF DOTHAN, INC.

This disclaimer in no way affects the provision of the manufacturers warranties.

                        ADDITIONAL TERMS ON RESERVE SIDE

         By signing below, the Buyer acknowledges that he/she has read all of the terms set forth above and on the back side of this Buyer's Order and agrees to purchase the Equipment on these terms: acknowledges that said terms constitute the entire agreement between the Buyer and the Dealer, except for any other written agreements; and acknowledges that there are no oral representations, terms, or conditions to this agreement.

--------------------------------------------------------------------------------
BUYER                                                                 DATE
          /s/ Richard Bailey                                          07/10/2003
--------------------------------------------------------------------------------

 THIS ORDER IS NOT BINDING UPON THE DEALER UNLESS ACCEPTED IN
                      WRITING BELOW BY ALL THREE MANAGERS.

                            KENWORTH OF DOTHAN, INC.
                                  BILL OF SALE

                                                   Date: 07/10/2003

CUSTOMER/LESSOR                           PHYSICAL ADDRESS IF DIFFERENT / LESSEE

Boyd Bros. Transportation Inc.         State of OH
825 West Leffels Lane                  County of Clark
Springfield, OH 45506                  City of Springfield
(334)775-1216

               SALESMAN                                           LIEN HOLDER
---------------------------------------------------------------------------------------------------
 SOLD UNIT(S)              Tom Ogletree                      PACCAR Financial Corporation
---------------------------------------------------------------------------------------------------
N/U      STOCK#          YEAR      MAKE         MODEL    COLOR         VIN              SALES PRICE
---------------------------------------------------------------------------------------------------
 N       050673          2004    Kenworth        T800    Green   1XKDDB9X54J050673       74,616.96
 N       050674          2004    Kenworth        T800    Green   1XKDDB9X74J050674       74,616.96
 N       050675          2004    Kenworth        T800    Green   1XKDDB9X94J050675       74,616.96
 N       050676          2004    Kenworth        T800    Green   1XKDDB9X04J050676       74,616.96
 N       050677          2004    Kenworth        T800    Green   1XKDDB9X24J050677       74,616.96
 N       050678          2004    Kenworth        T800    Green   1XKDDB9X44J050678       74,616.96
 N       050679          2004    Kenworth        T800    Green   1XKDDB9X64J050679       74,616.96
 N       050680          2004    Kenworth        T800    Green   1XKDDB9X24J050680       74,616.96
 N       050681          2004    Kenworth        T800    Green   1XKDDB9X44J050681       74,616.96
 N       050682          2004    Kenworth        T800    Green   1XKDDB9X64J050682       74,616.96

                                                                              F.E.T      87,080.40
---------------------------------------------------------------------------------------------------

TRADE-IN(S)
---------------------------------------------------------------------------------------
STOCK#          YEAR      MAKE         MODEL    COLOR         VIN       TRADE ALLOWANCE
---------------------------------------------------------------------------------------

[KENWORTH LOGO]
[HINO LOGO]  [ISUZU TRUCK LOGO]

KENWORTH OF DOTHAN, INC.
 461 ROSS CLARK CIRCLE
 DOTHAN, ALABAMA 36303
     (334) 712-4900
     (888) 712-4900
   Fax (334) 712-4999

TRADE DIFFERENCE                                        833,250.00
STATE TAX               Out of State                          0.00
COUNTY TAX                                                    0.00
CITY TAX                                                      0.00
LIEN PAYOFF(S)                                                0.00
DELIVERY FEES                                                 0.00
DEPOSIT WITH ORDER                                            0.00
DOWN PAYMENT                                                  0.00
BALANCE DUE AT DELIVERY                                 833,250.00
LENDER DOC FEES                                               0.00
INSURANCE PREMIUMS                                            0.00
AMOUNT FINANCED                                         833,250.00

                                                           IMPORTANT

                                                    TO BE EXECUTED IN TRIPLICATE
                                               EXEMPTION WILL BE DISALLOWED IF
                                               COMPLETE AND CORRECT INFORMATION
                                               IS NOT FURNISHED.

                               SALES TAX DIVISION
                              DEPARTMENT OF REVENUE
                                STATE OF ALABAMA
                            MONTGOMERY, ALABAMA 36130
                 CERTIFICATE OF EXEMPTION-OUT OF STATE DELIVERY
          Required by the Provisions of Sales and Use Tax Rule A28-015

Seller Kenworth of Dothan, Inc.              Sales Tax Registration No. 35-12553

Address 461 Ross Clark Cir.                  Invoice No. D02521
        Dothan, AL 36303                     Date of Sale 07/10/2003

Buyer Boyd Bros. Transportation Inc.

Address 825 West Leffels Lane, Springfield, OH 45506
        ------------------------------------------------------------------------
             (Street)                              (City)          (State)

         Description of the Automobile, Other Motor Vehicle, or Trailer


      See attached

Make _______________   Model ____________________      Year ____________________

Serial No. ______________________ Motor No. ___________________ New [ ] Used [ ]
Total Sales                       Trade-in                      Net Amount
Price ___________________________ Allowance ___________________ Paid ___________

The automobile, other motor vehicle, or trailer described above will be titled or registered in the State of Ohio.

                                      OATH

We, the undersigned seller and buyer, or representative thereof, being duly sworn according to law, hereby certify that the above described tangible personal property has been sold and will be delivered outside the State of Alabama, and that the information contained herein is true and correct.

Seller Kenworth of Dothan, Inc.             Buyer Boyd Bros. Transportation Inc.

    By /s/ Ally Stroud                            By /s/ Richard Bailey
       ------------------------                      --------------------------

    Subscribed and sworn to this 10 day of July____, 2003.

    _______________________________  My Commission expires _____________________
             Notary Public

THIS CERTIFICATE MUST BE EXECUTED IN TRIPLICATE by the seller and buyer at the time of the sale of the vehicle or trailer.

                      CERTIFICATE OF OUT OF STATE DELIVERY

State of Ohio                                   County of Clark

     I, ____________________ , being duly sworn according to law, depose and say that I have personally delivered the automobile, other motor vehicle, or trailer described above to

                                        825 West Leffels Lane
Boyd Bros. Transportation Inc.          Springfield, OH 45506         07/10/2003
--------------------------------------------------------------------------------
           (Name)                        (Place of Delivery)            (Date)

Check the status of the person making the delivery: [ ] Seller [ ] Employee of
                                                                   Seller

                                                    ____________________________
                                                               Signed

     Subscribed and sworn to this 10 day of July, 2003

     ___________________________ My Commission expires _________________________
            Notary Public

     (NOTARY PUBLIC MUST BE COMMISSIONED IN STATE IN WHICH DELIVERY IS MADE)

INSTRUCTIONS: The Certificate of Agreement to Sell in Interstate Commerce must be prepared in triplicate by the seller and buyer at the time of the sale of the vehicle or trailer. The Certificate of Out of State Delivery must be executed in triplicate by the person actually making delivery of the motor vehicle or trailer within two days of the time of delivery. The original (white copy) and duplicate (pink copy) of the certificates must be attached to the seller's sales tax returns on which credit is claimed for "Sales in bona fide interstate commerce" before any credit will be allowed the seller for such sales. The triplicate (canary copy) should be kept with the seller's copy of invoice.

                                     SCHEDULE A                           Page 1

Attached to and made a part of the Buyer's Order dated 07/10/2003 between Boyd Bros. Transportation Inc. (buyer) and Kenworth of Dothan, Inc. (seller).

ORDERED EQUIPMENT

N/U      STOCK#           YR      MAKE          MODEL    COLOR         VIN              SALES PRICE
---      ------           --      ----          -----    -----         ---              -----------
 N       050673          2004    Kenworth        T800    Green   1XKDDB9X54J050673       74,616.96
 N       050674          2004    Kenworth        T800    Green   1XKDDB9X74J050674       74,616.96
 N       050675          2004    Kenworth        T800    Green   1XKDDB9X94J050675       74,616.96
 N       050676          2004    Kenworth        T800    Green   1XKDDB9X04J050676       74,616.96
 N       050677          2004    Kenworth        T800    Green   1XKDDB9X24J050677       74,616.96
 N       050678          2004    Kenworth        T800    Green   1XKDDB9X44J050678       74,616.96
 N       050679          2004    Kenworth        T800    Green   1XKDDB9X64J050679       74,616.96
 N       050680          2004    Kenworth        T800    Green   1XKDDB9X24J050680       74,616.96
 N       050681          2004    Kenworth        T800    Green   1XKDDB9X44J050681       74,616.96
 N       050682          2004    Kenworth        T800    Green   1XKDDB9X64J050682       74,616.96
                                                                                        ----------
                                                                                        746,169.60
                                                                                        ----------

SIGNATURE: /s/ Richard Bailey                                   DATE: 07/10/2003